EXHIBIT 23.2

                             DE MEO, YOUNG, MCGRATH
                         A PROFESSIONAL SERVICES COMPANY

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
         SUITE 517                                                                               SUITE 411
2400 EAST COMMERCIAL BOULEVARD                                                          2424 NORTH FEDERAL HIGHWAY
FORT LAUDERDALE, FLORIDA 33308                                                           BOCA RATON, FLORIDA 33431
      (954) 351-9800                                                                           (561) 447-9800
     FAX (954) 938-8683                                                                      FAX (561) 391-8856
       dym@dymco.net                                                                           boca@dymco.net
      ------------------                                                                    ------------------
ANTHONY DE MEO, CPA*, ABV,PFS                                                              MICHAEL I. BLOOM, CPA
   ROBERT E. MCGRATH, CPA                                                                 DONALD J. CAMPAGNA, CPA*, CFP
  DAVID I. STOCKWELL, CPA                                                                 LAWRENCE E. DEBRUNNER, CPA
    BARRY E. WAITE, CPA                                                                         ------------------
   ROBERTA N. YOUNG, CPA                                                               *regulated by the State of Florida
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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


 We consent to the incorporation by reference in the Registration Statement (Form S-3 as amended), Registration Statement form (S-8) with respect to the consolidated financial statements of 21st Century Holding Company, Inc. included in the Annual Report (Form 10-K as amended) for the year ended December 31, 2002.


                             DE MEO, YOUNG, MCGRATH

Boca Raton, Florida,
September 2, 2003


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                                                               DYM

   MEMBERS OF AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS: MANAGEMENT CONSULTING SERVICES DIVISION; SEC PRACTICE SECTION;
PRIVATE COMPANIES PRACTICE SECTION; TAX DIVISION FLORIDA INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS INSTITUTE OF BUSINESS APPRAISERS
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